Q3 Segment Supplemental Information

Q3 YTD Segment Performance(1) ($ in thousands) Nine months ended June 30, Period over 2018 2017 period growth Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 62,442 $ 36,325 72% Purchased Portfolios 7,217 9,339 (23)% Merchant Services 69,659 45,664 53% Proprietary Software and Related Payments 11,222 7,445 51% Corporate (3) 4 nm Other 11,219 7,449 51% Total $ 80,878 $ 53,113 52% Adjusted EBITDA(2) Merchant Services $ 23,585 $ 16,298 45% Proprietary Software and Related Payments 4,508 1,179 282% Corporate (5,593) (3,964) 41% Other (1,085) (2,785) (61)% Total $ 22,500 $ 13,513 67% Adjusted EBITDA as a percentage of Net Revenue 28% 25% 1. i3 Verticals has two segments, “Merchant Services”, which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017), and “Other”, which includes Proprietary Software and Related Payments, and Corporate Overhead and other Expenses.” 2. Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Nine months ended June 30, 2018 Other Proprietary Owned Merchant Corporate Software Total Other Services(1) Total Revenue $ (3) $ 14,787 $ 14,784 $ 224,671 $ 239,455 Interchange and network fees — 3,565 3,565 155,012 158,577 Net Revenue $ (3) $ 11,222 $ 11,219 $ 69,659 $ 80,878 ($ in thousands) Nine months ended June 30, 2017 Other Proprietary Owned Merchant Corporate Software Total Other Services(2) Total Revenue $ 4 $ 10,343 $ 10,347 $ 180,445 $ 190,792 Interchange and network fees — 2,898 2,898 134,781 137,679 Net Revenue $ 4 $ 7,445 $ 7,449 $ 45,664 $ 53,113 1. Merchant Services includes purchased portfolios which had revenue of $14,019 and interchange and network fees of $6,802 for the nine months ended June 30, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $18,009 and interchange and network fees of $8,670 for the nine months ended June 30, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Nine months ended June 30, 2018					Nine months ended June 30, 2017				
	Other					Other				
	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total
Income (loss) from operations	$ (7,190)	$ 1,148	$ (6,042)	$ 14,908	$ 8,866	$ (4,413)	$ 161	$ (4,252)	$ 9,774	$ 5,522
Interest expense, net	6,726	—	6,726	923	7,649	4,961	—	4,961	—	4,961
Change in fair value of warrant liability	8,487	—	8,487	—	8,487	(58)	—	(58)	—	(58)
Provision for income taxes	824	—	824	(271)	553	43	1	44	57	101
Net income (loss)	(23,227)	1,148	(22,079)	14,256	(7,823)	(9,359)	160	(9,199)	9,717	518
Non-GAAP Adjustments:										
Provision for income taxes	824	—	824	(271)	553	43	1	44	57	101
Offering-related expenses[1]	124	—	124	—	124	—	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	—	1,745	1,745	1,535	3,280	—	(415)	(415)	592	177
Non-cash change in fair value of warrant liability[3]	8,487	—	8,487	—	8,487	(58)	—	(58)	—	(58)
Equity-based compensation[4]	818	—	818	—	818	—	—	—	—	—
Acquisition-related expenses[5]	478	—	478	—	478	336	—	336	—	336
Acquisition intangible amortization[6]	4	247	251	6,755	7,006	7	189	196	5,470	5,666
Non-cash interest[7]	839	—	839	—	839	329	—	329	—	329
Other taxes[8]	56	—	56	2	58	25	—	25	—	25
Non-GAAP adjusted income before taxes	(11,597)	3,140	(8,457)	22,277	13,820	(8,677)	(65)	(8,742)	15,836	7,094
Pro forma taxes at effective tax rate[9]	2,957	(801)	2,157	(5,681)	(3,524)	2,213	17	2,229	(4,038)	(1,809)
Pro forma adjusted net income[10]	(8,640)	2,339	(6,300)	16,596	10,296	(6,464)	(48)	(6,513)	11,798	5,285
Plus:										
Cash interest expense, net[11]	5,887	—	5,887	923	6,810	4,632	—	4,632	—	4,632
Pro forma taxes at effective tax rate[9]	(2,957)	801	(2,157)	5,681	3,524	(2,213)	(17)	(2,229)	4,038	1,809
Depreciation and software amortization[12]	117	1,368	1,485	385	1,870	81	1,244	1,325	462	1,787
Adjusted EBITDA	$ (5,593)	$ 4,508	$ (1,085)	$ 23,585	$ 22,500	$ (3,964)	$ 1,179	$ (2,785)	$ 16,298	$ 13,513

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense recognized during the three and nine months ended June 30, 2018 consisted of $76 related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 related to tax receivables agreement (TRA) non- participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.5% for 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that the effect of the Reorganization Transactions and the Company's IPO occurred prior to the three and nine months ending June 30, 2018, and that all net income during that period is available to the Class A common shareholders. Further, pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 11. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.

Q3 Segment Performance(1) ($ in thousands) Three months ended June 30, Period over 2018 2017 period growth Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 23,025 $ 12,737 81% Purchased Portfolios 2,068 2,939 (30)% Merchant Services 25,093 15,676 60% Proprietary Software and Related Payments 3,738 2,121 76% Corporate — (34) nm Other 3,738 2,087 79% Total $ 28,831 $ 17,763 62% Adjusted EBITDA(2) Merchant Services $ 8,276 $ 5,638 47% Proprietary Software and Related Payments 1,462 220 565% Corporate (1,800) (1,422) 27% Other (338) (1,202) (72)% Total $ 7,938 $ 4,436 79% Adjusted EBITDA as a percentage of Net Revenue 28% 25% 1. i3 Verticals has two segments, “Merchant Services”, which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017), and “Other”, which includes Proprietary Software and Related Payments, and Corporate Overhead and other Expenses.” 2. Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Three months ended June 30, 2018 Other Proprietary Owned Merchant Corporate Software Total Other Services(1) Total Revenue $ — $ 4,770 $ 4,770 $ 79,766 $ 84,536 Interchange and network fees — 1,032 1,032 54,673 55,705 Net Revenue $ — $ 3,738 $ 3,738 $ 25,093 $ 28,831 ($ in thousands) Three months ended June 30, 2017 Other Proprietary Owned Merchant Corporate Software Total Other Services(2) Total Revenue $ (34) $ 2,947 $ 2,913 $ 63,413 $ 66,326 Interchange and network fees — 826 826 47,737 48,563 Net Revenue $ (34) $ 2,121 $ 2,087 $ 15,676 $ 17,763 1. Merchant Services includes purchased portfolios which had revenue of $4,218 and interchange and network fees of $2,150 for the three months ended June 30, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $5,890 and interchange and network fees of $2,951 for the three months ended June 30, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three months ended June 30, 2018					Three months ended June 30, 2017				
	Other					Other				
	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total
Income (loss) from operations	$ (2,721)	$ (118)	$ (2,839)	$ 5,762	$ 2,923	$ (1,535)	$ 546	$ (989)	$ 3,706	$ 2,717
Interest expense, net	2,284	—	2,284	360	2,644	1,717	—	1,717	—	1,717
Change in fair value of warrant liability	242	—	242	—	242	(58)	—	(58)	—	(58)
Provision for income taxes	731	—	731	(39)	692	113	1	114	57	171
Net income (loss)	(5,978)	(118)	(6,096)	5,441	(655)	(3,307)	545	(2,762)	3,649	887
Non-GAAP Adjustments:										
Provision for income taxes	731	—	731	(39)	692	113	1	114	57	171
Offering-related expenses[1]	—	—	—	—	—	—	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	—	1,064	1,064	87	1,151	—	(775)	(775)	29	(746)
Non-cash change in fair value of warrant liability[3]	242	—	242	—	242	(58)	—	(58)	—	(58)
Equity-based compensation[4]	818	—	818	—	818	—	—	—	—	—
Acquisition-related expenses[5]	30	—	30	—	30	60	—	60	—	60
Acquisition intangible amortization[6]	—	79	79	2,297	2,376	3	61	64	1,736	1,800
Non-cash interest[7]	370	—	370	—	370	108	—	108	—	108
Other taxes[8]	14	—	14	2	16	23	—	23	—	23
Non-GAAP adjusted income before taxes	(3,773)	1,025	(2,748)	7,788	5,040	(3,058)	(168)	(3,226)	5,471	2,245
Pro forma taxes at effective tax rate[9]	962	(261)	701	(1,986)	(1,285)	780	43	823	(1,395)	(572)
Pro forma adjusted net income[10]	(2,811)	764	(2,047)	5,802	3,755	(2,278)	(125)	(2,403)	4,076	1,673
Plus:										
Cash interest expense, net[11]	1,914	—	1,914	360	2,274	1,609	—	1,609	—	1,609
Pro forma taxes at effective tax rate[9]	(962)	261	(701)	1,986	1,285	(780)	(43)	(823)	1,395	572
Depreciation and software amortization[12]	59	437	496	128	624	27	388	415	167	582
Adjusted EBITDA	$ (1,800)	$ 1,462	$ (338)	$ 8,276	$ 7,938	$ (1,422)	$ 220	$ (1,202)	$ 5,638	$ 4,436

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense recognized during the three and nine months ended June 30, 2018 consisted of $76 related to stock options issued under the Company's 2018 Equity Incentive Plan and $741 related to tax receivables agreement (TRA) non- participation compensatory shares. TRA non-participation compensatory shares were issued to former equity owners as part of the Reorganization Transactions in conjunction with the IPO. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.5% for 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that the effect of the Reorganization Transactions and the Company's IPO occurred prior to the three and nine months ending June 30, 2018, and that all net income during that period is available to the Class A common shareholders. Further, pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 11. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.

Q2 Segment Performance(1) ($ in thousands) Three months ended March 31, Period over 2018 2017 period growth Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 20,628 $ 11,752 76% Purchased Portfolios 2,305 3,076 (25)% Merchant Services 22,933 14,828 55% Proprietary Software and Related Payments 4,131 2,728 51% Corporate — 158 nm Other 4,131 2,886 43% Total $ 27,064 $ 17,714 53% Adjusted EBITDA(2) Merchant Services $ 7,706 $ 5,095 51% Proprietary Software and Related Payments 1,798 705 155% Corporate (1,791) (1,052) 70% Other 7 (347) (102)% Total $ 7,713 $ 4,748 62% Adjusted EBITDA as a percentage of Net Revenue 28% 27% 1. i3 Verticals has two segments, “Merchant Services”, which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017), and “Other”, which includes Proprietary Software and Related Payments, and Corporate Overhead and other Expenses.” 2. Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Three Months Ended March 31, 2018 Other Proprietary Owned Merchant Corporate Software Total Other Services(1) Total Revenue $ — $ 5,472 $ 5,472 $ 72,226 $ 77,698 Interchange and network fees — 1,341 1,341 49,293 50,634 Net Revenue $ — $ 4,131 $ 4,131 $ 22,933 $ 27,064 ($ in thousands) Three Months Ended March 31, 2017 Other Proprietary Owned Merchant Corporate Software Total Other Services(2) Total Revenue $ 410 $ 3,835 $ 4,245 $ 57,890 $ 62,135 Interchange and network fees 252 1,107 1,359 43,062 44,421 Net Revenue $ 158 $ 2,728 $ 2,886 $ 14,828 $ 17,714 1. Merchant Services includes purchased portfolios which had revenue of $4,466 and interchange and network fees of $2,161 for the three months ended March 31, 2018. 2. Merchant Services includes purchased portfolios which had revenue of $5,719 and interchange and network fees of $2,643 for the three months ended March 31, 2017.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended March 31, 2018					Three Months Ended March 31, 2017				
	Other					Other				
	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total
Income (loss) from operations	$ (2,174)	$ 1,042	$ (1,132)	$ 3,728	$ 2,596	$ (1,228)	$ (190)	$ (1,418)	$ 3,126	$ 1,708
Interest expense, net	2,281	—	2,281	338	2,619	1,649	—	1,649	—	1,649
Change in fair value of warrant liability	6,563	—	6,563	—	6,563	—	—	—	—	—
Provision for income taxes	110	—	110	140	250	10	—	10	—	10
Net income (loss)	(11,128)	1,042	(10,086)	3,250	(6,836)	(2,887)	(190)	(3,077)	3,126	49
Non-GAAP Adjustments:										
Provision for income taxes	110	—	110	140	250	10	—	10	—	10
Offering-related expenses[1]	124	—	124	—	124	—	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	—	174	174	1,573	1,747	—	360	360	—	360
Non-cash change in fair value of warrant liability[3]	6,563	—	6,563	—	6,563	—	—	—	—	—
Equity-based compensation[4]	—	—	—	—	—	—	—	—	—	—
Acquisition-related expenses[5]	220	—	220	—	220	145	—	145	—	145
Acquisition intangible amortization[6]	2	88	90	2,280	2,370	2	65	67	1,819	1,886
Non-cash interest[7]	245	—	245	—	245	111	—	111	—	111
Other taxes[8]	6	—	6	—	6	2	—	2	—	2
Non-GAAP adjusted income before taxes	(4)	1	(3)	7	5	(3)	—	(2)	5	3
Pro forma taxes at effective tax rate[9]	1	—	1	(2)	(1)	1	—	1	(1)	(1)
Pro forma adjusted net income[10]	(3)	1	(2)	5	3	(2)	—	(2)	4	2
Plus:										
Cash interest expense, net[11]	2	—	2	—	2	2	—	2	—	2
Pro forma taxes at effective tax rate[9]	(1)	—	(1)	2	1	(1)	—	(1)	1	1
Depreciation and software amortization[12]	—	—	1	—	1	—	—	—	—	1
Adjusted EBITDA	$ (1,791)	$ 1,798	$ —	$ 7,706	$ 8	$ (1,052)	$ 705	$ —	$ 5,095	$ 5

i3 Verticals

See footnotes continued on the next slide.

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense was not relevant during the three months ended March 31, 2018 or 2017. However, it is expected to be relevant in future periods. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.5% for 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that the effect of the Reorganization Transactions and the Company's IPO occurred prior to the three and nine months ending June 30, 2018, and that all net income during that period is available to the Class A common shareholders. Further, pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 11. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.

Q1 Segment Performance(1) ($ in thousands) Three months ended December 31, Period over 2017 2016 period growth Net Revenue(2) Merchant Services, excluding Purchased Portfolios $ 18,789 $ 11,835 59% Purchased Portfolios 2,844 3,325 (14)% Merchant Services 21,633 15,160 43% Proprietary Software and Related Payments 3,353 2,596 29% Corporate (3) (120) nm Other 3,350 2,476 35% Total $ 24,983 $ 17,636 42% Adjusted EBITDA(2) Merchant Services $ 7,603 $ 5,565 37% Proprietary Software and Related Payments 1,248 254 391% Corporate (2,002) (1,490) 34% Other (754) (1,236) (39)% Total $ 6,849 $ 4,329 58% Adjusted EBITDA as a percentage of Net Revenue 27% 25% 1. i3 Verticals has two segments, “Merchant Services”, which includes Purchased Portfolios (a subset of merchant contracts purchased in 2014 and 2017), and “Other”, which includes Proprietary Software and Related Payments, and Corporate Overhead and other Expenses.” 2. Net Revenue and Adjusted EBITDA are non-GAAP financial measures. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures The reconciliation of our revenue to non-GAAP net revenue is as follows: ($ in thousands) Three Months Ended December 31, 2017 Other Proprietary Owned Merchant Corporate Software Total Other Services(1) Total Revenue $ (3) $ 4,545 $ 4,542 $ 72,679 $ 77,221 Interchange and network fees — 1,192 1,192 51,046 52,238 Net Revenue $ (3) $ 3,353 $ 3,350 $ 21,633 $ 24,983 ($ in thousands) Three Months Ended December 31, 2016 Other Proprietary Owned Merchant Corporate Software Total Other Services(2) Total Revenue $ (372) $ 3,561 $ 3,189 $ 59,142 $ 62,331 Interchange and network fees (252) 965 713 43,982 44,695 Net Revenue $ (120) $ 2,596 $ 2,476 $ 15,160 $ 17,636 1. Merchant Services includes purchased portfolios which had revenue of $5,335 and interchange and network fees of $2,491 for the three months ended December 31, 2017. 2. Merchant Services includes purchased portfolios which had revenue of $6,401 and interchange and network fees of $3,076 for the three months ended December 31, 2016.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA is as follows:

($ in thousands)	Three Months Ended December 31, 2017					Three Months Ended December 31, 2016				
	Other					Other				
	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total	Corporate	Proprietary Owned Software	Total Other	Merchant Services	Total
Income (loss) from operations	$ (2,295)	$ 224	$ (2,071)	$ 5,418	$ 3,347	$ (1,650)	$ (195)	$ (1,845)	$ 2,942	$ 1,097
Interest expense, net	2,161	—	2,161	225	2,386	1,595	—	1,595	—	1,595
Change in fair value of warrant liability	1,682	—	1,682	—	1,682	—	—	—	—	—
Provision for income taxes	(17)	—	(17)	(372)	(389)	(80)	—	(80)	—	(80)
Net income (loss)	(6,121)	224	(5,897)	5,565	(332)	(3,165)	(195)	(3,360)	2,942	(418)
Non-GAAP Adjustments:										
Provision for income taxes	(17)	—	(17)	(372)	(389)	(80)	—	(80)	—	(80)
Offering-related expenses[1]	—	—	—	—	—	—	—	—	—	—
Non-cash change in fair value of contingent consideration[2]	—	507	507	(125)	382	—	—	—	563	563
Non-cash change in fair value of warrant liability[3]	1,682	—	1,682	—	1,682	—	—	—	—	—
Equity-based compensation[4]	—	—	—	—	—	—	—	—	—	—
Acquisition-related expenses[5]	228	—	228	—	228	131	—	131	—	131
Acquisition intangible amortization[6]	2	80	82	2,178	2,260	2	63	65	1,915	1,980
Non-cash interest[7]	224	—	224	—	224	110	—	110	—	110
Other taxes[8]	36	—	36	—	36	—	—	—	—	—
Non-GAAP adjusted income before taxes	(3,966)	811	(3,155)	7,246	4,091	(3,002)	(132)	(3,134)	5,420	2,286
Pro forma taxes at effective tax rate[9]	1,011	(207)	805	(1,848)	(1,043)	766	34	799	(1,382)	(583)
Pro forma adjusted net income[10]	(2,955)	604	(2,350)	5,398	3,048	(2,236)	(98)	(2,335)	4,038	1,703
Plus:										
Cash interest expense, net[11]	1,937	—	1,937	225	2,162	1,485	—	1,485	—	1,485
Pro forma taxes at effective tax rate[9]	(1,011)	207	(805)	1,848	1,043	(766)	(34)	(799)	1,382	583
Depreciation and software amortization[12]	27	437	464	132	596	27	386	413	145	558
Adjusted EBITDA	$ (2,002)	$ 1,248	$ (754)	$ 7,603	$ 6,849	$ (1,490)	$ 254	$ (1,236)	$ 5,565	$ 4,329

See footnotes continued on the next slide.

i3 Verticals

Reconciliation of Non-GAAP Financial Measures 1. Includes costs associated with forming i3 Verticals, Inc. and other expenses directly related to the certain transactions as part of any offering. 2. Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 3. Non-cash change in warrant liability reflects the fair value change in certain warrants for our common units associated with our mezzanine notes in the aggregate principal amount of $10.5 million. These warrants are accounted for as liabilities on our consolidated balance sheets. 4. Equity-based compensation expense was not relevant during the three months ended March 31, 2018 or 2017. However, it is expected to be relevant in future periods. 5. Acquisition-related expenses are the professional service and related costs directly related to our acquisitions and are not part of our core performance. 6. Acquisition intangible amortization reflects amortization of intangible assets acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 7. Non-cash interest expense reflects amortization of amortization of deferred financing costs. 8. Other taxes consist of franchise taxes, commercial activity taxes and other non-income based taxes. Taxes related to salaries or employment are not included. 9. Pro forma corporate income tax expense is based on Non-GAAP adjusted income before taxes and is calculated using tax rates of 25.5% for 2018 and 2017, based on blended federal and state tax rates, considering the Tax Reform Act for 2018. 10. Pro forma adjusted net income assumes that the effect of the Reorganization Transactions and the Company's IPO occurred prior to the three and nine months ending June 30, 2018, and that all net income during that period is available to the Class A common shareholders. Further, pro forma adjusted diluted earnings per share assumes that all Common Units in i3 Verticals, LLC and the associated non-voting Class B common stock were exchanged for Class A common stock at the beginning of the period on a one for one basis. 11. Cash interest expense, net represents all interest expense recorded on statement of operations other than non-cash interest expense, which represents amortization of deferred financing costs. 12. Depreciation and software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its capitalized software.